DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ MAUREEN A. BUCKLEY
----------------------------------
Maureen A. Buckley
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, President and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ MARY JANE FORTIN
----------------------------------
Mary Jane Fortin
Director, President and
Chief Executive Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ JOHN R. HURLEY
----------------------------------
John R. Hurley
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ MARIO IMBARRATO
----------------------------------
Mario Imbarrato
Director, Vice President
and Chief Financial Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Risk Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ HARRY R. MILLER
----------------------------------
Harry R. Miller
Director, Senior Vice President
and Chief Risk Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director, Senior Group Vice President and Controller of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ SAMUEL H. PILCH
----------------------------------
Samuel H. Pilch
Director, Senior Group Vice President
and Controller

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ JOHN R. RABEN JR.
----------------------------------
John R. Raben Jr.
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ JOHN P. RUGEL
----------------------------------
John P. Rugel
Director and Senior Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ PHYLLIS HILL SLATER
----------------------------------
Phyllis Hill Slater
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statement:  File No.  333-214404 of the Allstate Life of New York Variable Life Separate Account A and Allstate  Life Insurance Company of New York, and any amendments thereto, and to file  the  same, with exhibits and other documents in connection therewith, with the  Securities and Exchange Commission or any other regulatory authority as may be  necessary  or desirable. I hereby ratify and confirm each and every act that said  attorney-in-fact  and  agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

March 13, 2017

/s/ MATTHEW E. WINTER
----------------------------------
Matthew E. Winter
Director and Chairman of the Board